UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2004

Dana Corporation

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-1063 (Commission File Number)	34-4361040 (IRS Employer Identification Number)

4500 Dorr Street, Toledo, Ohio (Address of principal executive offices)	43615 (Zip Code)

Registrant’s telephone number, including area code: (419) 535-4500

     This Current Report on Form 8-K and the attached exhibits are being furnished by Dana Corporation (Dana) pursuant to (i) Item 9 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and (ii) Item 12 of Form 8-K, insofar as they disclose historical information regarding Dana’s results of operations and financial condition for the fiscal quarter and six-month period ended June 30, 2004.

Item 7. Exhibits.

(c)    Exhibits

99.1	Slide Presentation for July 21, 2004 Conference Call (furnished but not filed pursuant to Item 9)
99.2	Press Release of Dana Corporation (furnished but not filed pursuant to Item 12)

Item 9. Regulation FD Disclosure.

     During a conference call scheduled to be held at 11:00 a.m. EDT on July 21, 2004, Dana’s Chairman and Chief Executive Officer Michael J. Burns and Chief Financial Officer Robert C. Richter intend to present the slide presentation that is furnished as Exhibit 99.1 to this Current Report.

     Certain slides in this presentation include financial measures which are not presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP). These include slide 4, which presents earnings per share excluding unusual items, and slides 14, 15, 16 and 17, which include Dana Credit Corporation (DCC) on an equity basis, rather than on the consolidated basis required by GAAP. The presentation also includes, in Slides 25 and 26, a quantitative reconciliation of certain of the differences between the non-GAAP financial measures disclosed and the most directly comparable financial measures calculated and presented in accordance with GAAP. Item 12 below and Dana’s earnings release in the attached Exhibit 99.2 also contain information about the reconciliation of these non-GAAP financial measures to comparable GAAP financial measures and an explanation of why management believes the non-GAAP financial measures provide useful information to investors.

Item 12. Results of Operations and Financial Condition.

     On July 21, 2004, Dana issued a news release regarding its earnings for the fiscal quarter and six months ended June 30, 2004. A copy of that release is being furnished as Exhibit 99.2 to this Current Report.

     The earnings release includes tables showing: (i) Dana Corporation (Including Dana Credit Corporation on an Equity Basis), Condensed Statements of Income (Unaudited) — for the Three Months and Six Months Ended June 30, 2004 and 2003; (ii) Dana Corporation (Including Dana Credit Corporation on an Equity Basis), Condensed Balance Sheets (Unaudited) — as of June 30, 2004 and December 31, 2003; and (iii) Dana Corporation (Including Dana Credit Corporation on an Equity Basis), Cash Flow Impacts on Net Debt — for the Three Months and Six Months Ended June 30, 2004 and 2003. As GAAP requires DCC to be included on a consolidated basis, these tables contain non-GAAP financial measures. For each of these tables the earnings release also includes: (i) a presentation of the most directly comparable financial measures calculated and presented in accordance with GAAP and (ii) a quantitative reconciliation of the differences between the non-GAAP financial measures disclosed and the most directly comparable GAAP financial measures. Management believes that the presentation of the non-GAAP financial measures provides useful information to investors regarding Dana’s financial condition and results of operations because management evaluates Dana’s operating segments and regions as if DCC were accounted for on the equity method of accounting. This is done because DCC is not homogenous with Dana’s manufacturing operations, its financing activities do not support the sales of the other operating segments and its financial and performance measures are inconsistent with those of the other operating segments. Moreover, the financial covenants contained in Dana’s long-term bank facility are measured with DCC accounted for on an equity basis.

     In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this Current Report, including the attached exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dana Corporation (Registrant)

Date: July 21, 2004	By: /s/ Robert C. Richter Name: Robert C. Richter Title: Chief Financial Officer

Exhibit Index

99.1    Slide Presentation for July 21, 2004 Conference Call

99.2    Press Release of Dana Corporation

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